Statutory Accounting and Regulatory Matters	12 Months Ended
Dec. 31, 2022
Insurance [Abstract]
Statutory Accounting and Regulatory Matters	Statutory Accounting and Regulatory Matters
The Company’s insurance subsidiaries are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred and establishing future policy benefit liabilities using different actuarial assumptions, as well as valuing investments and certain assets and accounting for deferred income taxes on a different basis.

At December 31, 2022 and 2021, Jackson’s statutory capital and surplus was $6.0 billion and $6.1 billion, respectively. Jackson had statutory net income (loss) of $3,688 million, $136 million, and $(1,933) million, in 2022, 2021 and 2020, respectively.

Furthermore, at December 31, 2022 and 2021, Brooke Life’s statutory capital and surplus was $6.0 billion and $6.1 billion, respectively, which includes its investment in Jackson of $6.0 billion and $6.1 billion, in 2022 and 2021, respectively. Brooke Life’s statutory net income (loss) was $(109) million, $(94) million, and $(85) million in 2022, 2021, and 2020, respectively. Brooke Life’s statutory net income did not include dividend payments from Jackson in 2022 or 2021. Brooke Life paid dividends of $510 million to its parent in 2022 with no related dividend payments in 2021.

The Company’s consolidated assets are primarily those of its life insurance subsidiary, Jackson. Under the Michigan Insurance Code of 1956, Jackson must notify the Michigan Director of Insurance prior to payment of any dividend. Ordinary dividends on capital stock may only be distributed out of earned surplus, excluding any unrealized capital gains and the effect of permitted practices (referred to as adjusted earned surplus). Ordinary dividends are also limited to the greater of 10% of statutory surplus as of the preceding year end, excluding any increase arising from the application of permitted practices, or the statutory net income, excluding any net realized investment gains, for the twelve-month period ended on the preceding December 31. The Michigan Director of Insurance may approve payment of dividends in excess of these amounts, which would be deemed an extraordinary dividend. The maximum amount that would qualify as an ordinary dividend for Jackson, which would consequently be free from restriction and available for payment of dividends to Brooke Life in 2023, is estimated to be $3,688 million, subject to the availability of adjusted earned surplus as of the dividend date. At December 31, 2022, Jackson had $943 million adjusted earned surplus available for ordinary dividends. Furthermore, at December 31, 2022, Brooke Life had adjusted earned surplus of $545 million. The maximum amount that would qualify as an ordinary dividend for Brooke Life, which would consequently be free from restriction and available for payment of dividends to Brooke Life’s parent in 2023, is estimated to be $501 million, subject to the availability of adjusted earned surplus as of the dividend date.

On February 24, 2023, Jackson received approval from the Michigan Director of Insurance for a $600 million distribution to Jackson’s parent company, Brooke Life. The distribution occurred in the first quarter of 2023. Brooke Life subsequently upstreamed this distribution to its ultimate parent, Jackson Financial, except for $90 million of the distribution to be used for debt servicing of its surplus note payable.

Under Michigan insurance law, Value of Business Acquired ("VOBA") is reported as an admitted asset if certain criteria are met. Pursuant to Michigan insurance law, Jackson reported $33 million of statutory basis VOBA, at December 31, 2021, which was fully admissible. At December 31, 2022, Jackson's statutory basis VOBA was nil as the balance was fully amortized in 2022.

The NAIC has developed certain risk-based capital (“RBC”) requirements for life insurance companies. Under those requirements, compliance is determined by a ratio of a company’s total adjusted capital (“TAC”), calculated in a manner prescribed by the NAIC to its authorized control level RBC, calculated in a manner prescribed by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice the authorized control level RBC (“Company action level RBC”). At December 31, 2022, Jackson and Brooke Life’s TAC remained well in excess of the Company action level RBC.

In addition, on the basis of statutory financial statements that insurers file with the state insurance regulators, the NAIC annually calculates twelve financial ratios to assist state regulators in monitoring the financial condition of insurance companies. A usual range of results for each ratio is used as a benchmark and departure from the usual range on four or more of the ratios can lead to inquiries from individual state insurance departments. In 2022 and 2021, there were no significant exceptions with any ratios.